UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 20, 2008

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — OTHER EVENTS

Item 8.01 Other Events

On October 20, 2008, the Company issued a press release to revise its earnings guidance for fiscal year 2008.  The text of the press release follows:

“AUSTIN, Minn. (Oct. 20, 2008) — Hormel Foods Corporation (NYSE: HRL), a multinational marketer of consumer-branded meat and food products, today said it is lowering its expectation for fiscal 2008 earnings.

‘The recent decline in global financial markets has negatively impacted our rabbi trust investment performance. This is one factor that will prevent us from reaching the earnings range articulated in our third quarter conference call,’ said Jeffrey M. Ettinger, chairman of the board, president and chief operating officer. ‘Although we correctly anticipated a significant shortfall in earnings at Jennie-O Turkey Store during the fourth quarter, we are also experiencing greater than expected cost pressures and unfavorable product mix changes in our Grocery Products and Refrigerated Foods segments. Given the current investment results for the rabbi trust and our expected operating results for fiscal 2008, we are lowering our full year guidance to $2.03 to $2.09 per share from our earlier guidance range of $2.22 to $2.28 per share. However, we expect to beat fiscal year 2007 results for the full year on a segment operating profit basis.’

‘We will provide more details regarding the current quarter and the 2009 outlook during our conference call on Tuesday, Nov. 25, 2008 at 8:30 a.m., CT,’ Ettinger concluded.

ABOUT HORMEL FOODS CORPORATION

Hormel Foods Corporation, based in Austin, Minn., is a multinational manufacturer and marketer of consumer-branded food and meat products, many of which are among the best known and trusted in the food industry. The company leverages its extensive expertise, innovation and high competencies in pork and turkey processing and marketing to bring quality, value-added brands to the global marketplace. For each of the past nine years, Hormel Foods has been named one of “The Best Big Companies in America” by Forbes magazine. The company enjoys a strong reputation among consumers, retail grocers and foodservice customers for products highly regarded for quality, taste, nutrition, convenience and value. For more information, visit www.hormelfoods.com.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking information based on management’s current views and assumptions.  Actual events may differ materially.  Please refer to the cautionary statement regarding Forward-Looking Statements and Risk Factors that appear on pages 26-31 in the company’s Form 10-Q for the quarter ended July 27, 2008, which can be accessed at www.hormelfoods.com under ‘Investors-SEC Filings.’ ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	October 20, 2008	By	/s/ J. H. FERAGEN
J. H. FERAGEN
Senior Vice President
and Chief Financial Officer

Dated:	October 20, 2008	By	/s/ R. G. GENTZLER
R. G. GENTZLER
Vice President and Treasurer